Exhibit 10.18

FIRST AMENDMENT

TO

PURCHASE AND SALE CONTRACT

This First Amendment to Purchase and Sale Contract is made and entered into effective as of August 14, 2008, by and between ORP THREE L.L.C., a Maryland limited liability company (“Seller”), and NIGHTHAWK PROPERTIES, LLC, a Minnesota limited liability company, and OSPREY PROPERTIES LIMITED PARTNERSHIP, LLLP, a Minnesota limited liability limited partnership (collectively, “Purchaser”).

BACKGROUND

Seller and Purchaser entered into a  Purchase and Sale Contract dated August 12, 2008, as amended by this First Amendment to Purchase and Sale Contract dated August 14, 2008 (collectively, the “Purchase Contract”).  Under the Purchase Contract, Seller agrees to sell to Purchaser certain real estate legally described in the Purchase Contract, located in the City of Burnsville, Hennepin County, Minnesota, known as the Raven Hill Apartments (the “Property”).

Purchaser and Seller wish to modify and amend the Purchase Contract to extend the expiration of the Feasibility Period from Friday, August 15, to Wednesday, August 20, to accommodate non-invasive environmental testing by Purchaser.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

1.

Amend Section 3.1.  Section 3.1 is hereby amended to change the date on which the Feasibility Period expires from August 15, 2008, to August 20, 2008.

2.

Purchase Contract Effective.   The Purchase Contract, as modified and amended hereby, is hereby confirmed and ratified.  Except as amended hereby, the Purchase Contract is and will remain in full force and effect pursuant to its terms.

3.

Signatures in Counterparts and By Facsimile.  The undersigned agree that this instrument may be signed in any number of counterparts, each of which will constitute an original, and that a facsimile copy of any signature of any party will be deemed as enforceable and effective as an original signature.  All such counterparts together will constitute one and the same instrument.

IN WITNESS WHEREOF, to evidence their agreement to the foregoing, the parties have duly executed this Amendment effective as of the date first indicated above.

SELLER:

ORP THREE L.L.C.,

a Maryland limited liability company

By: /s/ Michael Hornbrook

Its:  Senior Vice President

PURCHASER:

NIGHTHAWK PROPERTIES, LLC,

a Minnesota limited liability company

            By:  /s/ James R. Riley

Its:  Chief Manager/President

OSPREY PROPERTIES LIMITED PARTNERSHIP, LLLP,

a Minnesota limited liability limited partnership

By:

Riley Family Corporation,

its General Partner

            By:  /s/ James R. Riley

Its:

President